UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2020
Facebook, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35551	20-1665019

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Willow Road, Menlo Park, California 94025
(Address of principal executive offices and Zip Code)

(650) 543-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000006 par value	FB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2020, Facebook, Inc. (the "Company") held its annual meeting of stockholders via live audio webcast (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders voted on eleven proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2020, as supplemented on May 13, 2020 (collectively, the "Proxy Statement"). At the beginning of the Annual Meeting, there were 2,018,434,962 shares of Class A common stock and 397,890,205 shares of Class B common stock present or represented by proxy at the Annual Meeting, which represented 87.53% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of the Company's Class A common stock were entitled to one vote for each share held as of the close of business on April 3, 2020 (the "Record Date"), and holders of the Company's Class B common stock were entitled to ten votes for each share held as of the Record Date.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.
To elect nine directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

3.	To approve the director compensation policy.

4.	A stockholder proposal regarding change in stockholder voting.

5.	A stockholder proposal regarding an independent chair.

6.	A stockholder proposal regarding majority voting for directors.

7.	A stockholder proposal regarding political advertising.

8.	A stockholder proposal regarding human/civil rights expert on board.

9.	A stockholder proposal regarding report on civil and human rights risks.

10.	A stockholder proposal regarding child exploitation.

11.	A stockholder proposal regarding median gender/racial pay gap.

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Peggy Alford	5,545,359,996	181,021,201	271,656,222
Marc L. Andreessen	4,931,225,127	795,156,070	271,656,222
Andrew W. Houston	5,581,414,566	144,966,631	271,656,222
Nancy Killefer	5,701,752,186	24,629,011	271,656,222
Robert M. Kimmitt	5,554,387,050	171,994,147	271,656,222
Sheryl K. Sandberg	5,661,905,416	64,475,781	271,656,222
Peter A. Thiel	5,068,409,794	657,971,403	271,656,222
Tracey T. Travis	5,484,354,838	242,026,359	271,656,222
Mark Zuckerberg	5,571,675,787	154,705,410	271,656,222

Each of the nine nominees for director was elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
5,939,922,762	53,174,172	4,940,485

There were no broker non-votes on this proposal.

The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

3.	Approval of the Director Compensation Policy

For	Against	Abstentions	Broker Non-Votes
4,972,277,135	748,471,801	5,632,261	271,656,222

The stockholders approved the director compensation policy.

4.	Stockholder Proposal Regarding Change in Stockholder Voting

For	Against	Abstentions	Broker Non-Votes
1,551,886,601	4,165,237,742	9,256,854	271,656,222

The stockholders did not approve the stockholder proposal regarding change in stockholder voting.

5.	Stockholder Proposal Regarding an Independent Chair

For	Against	Abstentions	Broker Non-Votes
1,115,681,282	4,602,492,213	8,207,702	271,656,222

The stockholders did not approve the stockholder proposal regarding an independent chair.

6.	Stockholder Proposal Regarding Majority Voting for Directors

For	Against	Abstentions	Broker Non-Votes
1,451,866,224	4,266,036,982	8,477,991	271,656,222

The stockholders did not approve the stockholder proposal regarding majority voting for directors.

7.	Stockholder Proposal Regarding Political Advertising

For	Against	Abstentions	Broker Non-Votes
725,976,548	4,975,556,045	24,848,604	271,656,222

The stockholders did not approve the stockholder proposal regarding political advertising.

8.	Stockholder Proposal Regarding Human/Civil Rights Expert on Board

For	Against	Abstentions	Broker Non-Votes
211,390,205	5,490,616,374	24,374,618	271,656,222

The stockholders did not approve the stockholder proposal regarding human/civil rights expert on board.

9.	Stockholder Proposal Regarding Report on Civil and Human Rights Risks

For	Against	Abstentions	Broker Non-Votes
408,918,830	5,293,964,911	23,497,456	271,656,222

The stockholders did not approve the stockholder proposal regarding report on civil and human rights risks.

10.	Stockholder Proposal Regarding Child Exploitation

For	Against	Abstentions	Broker Non-Votes
712,472,002	4,921,399,311	92,509,884	271,656,222

The stockholders did not approve the stockholder proposal regarding child exploitation.

11.	Stockholder Proposal Regarding Median Gender/Racial Pay Gap

For	Against	Abstentions	Broker Non-Votes
490,540,308	5,208,554,957	27,285,932	271,656,222

The stockholders did not approve the stockholder proposal regarding median gender/racial pay gap.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date:	May 29, 2020	By:	/s/ David Kling
Name: David Kling
Title: Vice President, Deputy General Counsel and Secretary